
                                     S P E C I M E N                         Exhibit (d)

                                                                                           Shares
Number                                      LCM                                        __________
FND _________                    INTERNET GROWTH FUND, INC.                     CUSIP 501816-10-2
                                                              See Reverse for Certain Definitions

                    INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
             This Certificate is transferable in Milwaukee, WI or New York, NY

THIS IS TO CERTIFY THAT________________________________________________________________________




is the owner of_________________________________________________________________________________
               FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF PAR VALUE $0.01 PER SHARE

                               LCM INTERNET GROWTH FUND, INC.

Transferable on the books of the Corporation in person or by an attorney duly authorized in writing upon surrender of this certificate properly endorsed. A statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class or series of stock and the holders thereof is available upon the request and without charge from the principal executive office of the Corporation. This certificate is not valid until countersigned by the
Transfer Agent and registered by the Registrar. Witness the facsimile signature of the duly authorized officers of the Corporation.

Dated:_______________________


                   /s/ Barry J. Glasgow              [corporate seal]     /s/ Michael R. Grady
                  -----------------------                                 -----------------------
                         SECRETARY                                              PRESIDENT

                                                                           Countersigned and Registered:
                                                                           Firstar Bank Milwaukee, N.A.
                                                                           Transfer Agent and Registrar

                                                                         By:___________________________
                                                                             Authorized Signature

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

   As required by 2-211 of the Maryland General
Corporation Law, the Corporation will furnish to any shareholder upon request and without charge a statement of the designations and any preferences, conversion and other rights, voting power, restrictions, limitations as to dividend, qualifications and terms and conditions of redemption of the stock of each class and series which the Corporation is authorized to issue.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

 TEN COM  - as tenants in common              UNIF GIFT MIN ACT - _______  Custodian __________
 TEN ENT  - as tenants by the entireties                           (Cust)             (Minor)
 JT TEN   - as joint tenants with right of             under Uniform Gifts to Minors Act_______
            survivorship and not as tenants                                              (STATE)
            in common
                                              UNIF TRF MIN ACT - ______ Custodian (until age ___)
                                                                 (Cust)
                                                                 _______under Uniform Transfers
                                                                 (Minor)
                                                                 to Minors Act____________
                                                                                 (State)

      Additional abbreviations may also be used though not in the above list.


 FOR VALUE RECEIVED,___________hereby sells(s), assign(s) and transfer(s) unto

PLEASE INSERT SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


______________________________


_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________
_____________________________________________________________________________
______________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________


                               X_________________________________________

                               X_________________________________________
                                 NOTICE:THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAMES AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By______________________________________________________
THE SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.